INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2021
INTANGIBLE ASSETS, NET
Schedule of Intangible assets

	As of December 31,
	2020	2021

	(HK$ in thousands)
Gross carrying amount
Computer software	8,525	15,596
License	2,000	4,261
Others	3,563	3,638
Total of gross carrying amount	14,088	23,495

Less: accumulated amortization
Computer software	(3,041)	(5,172)
Others	(831)	(1,105)
Total of accumulated amortization	(3,872)	(6,277)
Intangible assets, net	10,216	17,218